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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Stewart & Stevenson Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STEWART & STEVENSON SERVICES, INC.
2707 NORTH LOOP WEST
P.O. BOX 1637
HOUSTON, TEXAS 77251-1637

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 10, 2003

Dear Shareholder:

        The Annual Meeting of Shareholders of Stewart & Stevenson Services, Inc. (the "Company") will be held at 10:00 a.m. on Tuesday, June 10, 2003, at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas, for the purpose of electing three directors to the Board of Directors.

        Only record holders of our Common Stock at the close of business on April 23, 2003 will be entitled to vote at the meeting or any adjournment thereof.

        It is important that your shares be represented at the meeting. Even if you plan to attend, we urge you to complete and sign the proxy card, and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend this meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

May 9, 2003	CARL B. KING Senior Vice President, Secretary and General Counsel

YOUR VOTE IS IMPORTANT. PLEASE DATE, SIGN AND PROMPTLY RETURN YOUR PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IN THE EVENT YOU ATTEND THE MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.

STEWART & STEVENSON SERVICES, INC.
2707 North Loop West
P.O. Box 1637
Houston, Texas 77251-1637

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

June 10, 2003, and Adjournments

Approximate date proxy material first sent to shareholders:
May 9, 2003

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

        The proxy furnished herewith, for use only at the Annual Meeting of Shareholders to be held at 10:00 a.m. on Tuesday, June 10, 2003, at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas, and any and all adjournments thereof, is solicited by the Board of Directors of Stewart & Stevenson Services, Inc. (the "Company"). Such solicitation is being made by mail and may also be made in person or by telephone by officers, directors and regular employees of the Company, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. In addition, the Company has retained Morrow & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies. The Company has agreed to reimburse Morrow & Co., Inc. for expenses incurred in connection with the solicitation and to pay a solicitation fee of approximately $4,000. The Company will pay all expenses incurred in this solicitation of proxies.

        As of the date of these proxy materials, the Board of Directors is aware of the following matters that will be considered at the meeting:

        1.    The election of three directors to the Board of Directors of the Company.

        The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, either in person or represented by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies that withhold authority to vote for a nominee or abstain from voting on any matter are counted for the purpose of determining whether a quorum is present. Broker non-votes, which may occur when a broker or nominee has not received timely voting instructions on certain proposals, are not counted for the purpose of determining whether a quorum is present. If there are not sufficient shares represented at the meeting to constitute a quorum, the meeting may be adjourned until a specified future date to allow the solicitation of additional proxies.

        Directors are elected by a plurality of the votes cast at the meeting. The three nominees that receive the greatest number of votes will be elected even though the number of votes received may be less than a majority of the shares represented in person or by proxy at the meeting. Proxies that withhold authority to vote for a nominee and broker non-votes will not prevent the election of such nominee if other shareholders vote for such a nominee.

        Any shareholder executing a proxy retains the right to revoke it by signing and delivering a proxy bearing a later date, by giving notice of revocation in writing to the Secretary of the Company at any time prior to its use, or by voting in person at the meeting. All properly executed proxies received by the Company and not revoked will be voted at the meeting, or any adjournment thereof, in accordance with the specifications of the shareholder. If no instructions are specified on the proxy, shares represented thereby will be voted FOR the election of the three director nominees described herein. Proxies also grant discretionary authority as to matters presented at the meeting of which the Board of Directors had no notice on the date hereof, approval of the minutes of the prior annual meeting and matters incident to the conduct of the meeting.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        At the close of business on April 23, 2003, the record date for the 2003 Annual Meeting of Shareholders, the Company had outstanding 28,493,495 shares of Common Stock, without par value. Each outstanding share of Common Stock is entitled to one vote with respect to each of the three director positions. Cumulative voting is not permitted under the Company's Third Restated Articles of Incorporation. Shareholders of record at the close of business on April 23, 2003 are entitled to vote at, or execute proxies relating to, the 2003 Annual Meeting of Shareholders.

        The following table lists the beneficial ownership of shares of the Company's Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee, (iii) each person who held the office of Chief Executive Officer during the last fiscal year and the four additional highest compensated executive officers who were serving as executive officers on January 31, 2003, (iv) each person who would have been one of such four highest compensated executive officers but was not serving as an executive officer on January 31, 2003, and (v) all directors and officers as a group. None of the directors, nominees or officers of the Company owned any equity security issued by the Company's subsidiaries other than director's qualifying shares. Information with respect to officers, directors and their families is as of February 28, 2003 and is based on the books and records of the Company and information obtained from each individual. Information with respect to institutional shareholders is based upon the Schedule 13D or Schedule 13G filed by such shareholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the Company's principal executive office.

	Amount and Nature of Beneficial Ownership
Name of Individual or Group	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power	Total Beneficial Ownership		Percent Of Class
5% OR GREATER SHAREHOLDERS
ICM Asset Management, Inc. W. 601 Main Avenue, Suite 600 Spokane, WA 99201	-0-	1,485,838	-0-	2,381,038	2,381,038		8.4%
Barclays Global Investors, NA 45 Fremont Street San Francisco, CA 94105	2,050,939	-0-	2,050,939	-0-	2,050,939		7.2%
Stevenson Voting Group(1) c/o Donald E. Stevenson P.O. Box 1637 Houston, TX 77251	1,699,679	1,976	1,699,679	1,976	1,723,255	(2)	6.2%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,514,800	-0-	1,514,800	-0-	1,514,800		5.3%

	Amount and Nature of Beneficial Ownership
Name of Individual or Group	Sole Voting Power	Shared Voting Power	Sole Investment Power	Shared Investment Power	Total Beneficial Ownership		Percent Of Class
DIRECTORS AND NOMINEES
Donald E. Stevenson	473,644	1,976	473,644	1,976	495,244	(3)	1.7%
Robert S. Sullivan	2,177	-0-	2,177	-0-	15,177	(4)	*
Khleber V. Attwell	6,729	-0-	6,729	-0-	16,729	(5)	*
Darvin M. Winick	4,166	-0-	4,166	-0-	13,166	(6)	*
Howard Wolf	8,166	-0-	8,166	-0-	17,166	(6)	*
Michael L. Grimes	22,647	-0-	22,647	-0-	173,647	(7)	*
Monroe M. Luther	7,145	-0-	7,145	-0-	13,145	(8)	*
Charles R. Ofner	2,145	-0-	2,145	-0-	8,145	(8)	*
Max L. Lukens	5,221	-0-	5,221	-0-	11,221	(8)	*
C. Jim Stewart III	13,890	7,250	19,190	1,950	65,740	(9)	*
NON-DIRECTOR EXECUTIVE OFFICERS
Richard M. Wiater	5,000	-0-	5,000	-0-	21,000	(10)	*
Dennis M. Dellinger	427	-0-	427	-0-	10,427	(5)	*
Carl B. King	-0-	-0-	-0-	-0-	10,000	(5)	*
Ralph T. Tierno, III	-0-	-0-	-0-	-0-	12,500	(11)	*
FORMER EXECUTIVE OFFICERS
John H. Doster	12,000	-0-	12,000	-0-	67,000	(12)
Wade F. Sperry	-0-	-0-	-0-	-0-	-0-	(13)
ALL DIRECTORS AND EXECUTIVE OFFICERS
(22 Persons)	564,664	14,476	573,264	5,876	1,006,114	(14)	3.5%

*
Less than 1%

(1)
According to an amended Schedule 13D filed with the Securities and Exchange Commission on February 7, 2002, Donald E. Stevenson, Keith T. Stevenson, the Donald E. Stevenson Testamentary Trust (of which Donald E. Stevenson is trustee) and the Estate of Madlin Stevenson (of which Donald E. Stevenson and Keith T. Stevenson are co-executors) are parties to a voting agreement. The voting agreement provides that the parties thereto will agree how to vote all of the shares of Common Stock currently owned by those parties (and any after acquired shares of Common Stock if the addition is approved by the holders of a majority of the shares subject to the voting agreement at that time) on any matter submitted by the Company to a shareholder vote. If the parties to the voting agreement fail to unanimously agree how to vote such shares, such parties agree to vote in accordance with the wishes of Donald E. Stevenson. The voting agreement will terminate on January 31, 2010 unless earlier terminated by a majority vote of the shares subject to the voting agreement. The shares of Common Stock described as beneficially owned by Donald E. Stevenson are included in the Stevenson Voting Group.

(2)
Pursuant to the Company's records, includes options to purchase 21,600 shares of Common Stock.

(3)
Includes options to purchase 21,600 shares of Common Stock.

(4)
Includes options to purchase 13,000 shares of Common Stock.

(5)
Includes options to purchase 10,000 shares of Common Stock.

(6)
Includes options to purchase 9,000 shares of Common Stock.

(7)
Includes options to purchase 151,000 shares of Common Stock.

(8)
Includes options to purchase 6,000 shares of Common Stock.

(9)
Includes options to purchase 44,600 shares of Common Stock.

(10)
Includes options to purchase 16,000 shares of Common Stock.

(11)
Includes options to purchase 12,500 shares of Common Stock.

(12)
Mr. Doster's Common Stock ownership is based on the books and records of the Company before his resignation as an officer of the Company. Includes options to purchase 55,000 shares of Common Stock.

(13)
Mr. Sperry's Common Stock ownership is based on the books and records of the Company before the expiration of his employment with the Company.

(14)
Includes options to purchase 428,950 shares of Common Stock.

ELECTION OF DIRECTORS

        The Board of Directors of the Company consists of ten directors divided into two classes of three members and one class of four members. At each Annual Meeting of Shareholders one class is elected to hold office for a term of three years. Members of the other classes continue to serve for the remainder of their respective terms. In accordance with the Bylaws of the Company, a director must retire upon the expiration of such director's term following his 73rd birthday. The persons named below have been nominated for election to the Board of Directors at the Annual Meeting to serve as directors until 2006.

        Each of the nominees currently serves as a director of the Company and has consented to be named herein and to serve if elected. The Board of Directors believes that each of the nominees will be willing and able to serve. If any such person is unable to serve for good cause, or is unwilling to serve for any reason, proxies will be voted for the election of another person selected by the Corporate Governance Committee of the Board of Directors. The Board of Directors recommends that the shareholders elect the nominees listed below. Unless otherwise specified, all properly executed proxies received by the Company will be voted at the Annual Meeting or any adjournment thereof for the election of the three persons whose names are listed in the following table as nominees for directors whose term will expire in 2006. Proxies cannot be voted for a greater number of persons than the number of nominees named below.

PERSONS NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2006

Name and Principal Occupation	Age	Director Since
MICHAEL L. GRIMES(1) President and Chief Executive Officer of the Company. Director for The Pittston Company. Previously, President of Cooper Cameron Power Generation, President of Cooper Energy Services, and General Manager of various operations within the General Electric Company.	53	1999
MONROE M. LUTHER(2)(3) Chairman of Wind River Capital Company, Chairman of The Prague Post, and Chairman of Bigger Than That Productions. Founder and former Chief Executive Officer of Eagle Management & Trust Company.	62	2000
CHARLES R. OFNER(2)(4) Private Investor. Previously, Senior Vice President of R&B Falcon Corporation until its merger with Transocean Sedco Forex, Inc. on January 31, 2001. Previously, Senior Vice President of Reading & Bates Corporation.	57	2000

        The following persons have been previously elected as Directors of the Company and will continue to serve after the Annual Meeting.

DIRECTORS WHOSE TERM EXPIRES IN 2004

Name and Principal Occupation	Age	Director Since
DONALD E. STEVENSON(1) Vice President of the Company.	59	1975
ROBERT S. SULLIVAN(2)(3) Dean of University of California, San Diego, Graduate Management School. Previously, Chairman of the Board of the Company; Dean, Kenan-Flagler Business School of the University of North Carolina at Chapel Hill; Director of the IC2 Institute, The University of Texas at Austin, Austin, Texas; and Dean of the Graduate School of Industrial Administration, Carnegie Mellon University, Pittsburgh, Pennsylvania.	59	1992
MAX L. LUKENS(1) Business consultant and investor. Serves as an advisory director of EthicsPoint, Inc. Previously, Chairman of the Board, President and Chief Executive Officer of Baker Hughes Incorporated.	54	2000

DIRECTORS WHOSE TERM EXPIRES IN 2005

Name and Principal Occupation	Age	Director Since
KHLEBER V. ATTWELL(1)(3)(4) Management consulting (private practice). Previously, partner with Ernst & Young LLP.	72	1998
C. JIM STEWART III Vice President of the Company.	54	2001
DARVIN M. WINICK, PH.D.(1)(3)(4) President of Winick Consultants, Organizational Consultants. Director for Maxim Bank. Senior Research Fellow at The University of Texas at Austin.	73	1999
HOWARD WOLF(2)(4) Senior Partner of the international law firm of Fulbright & Jaworski LLP. Serves as a director of Offshore Logistics, Inc. of Lafayette, Louisiana.	68	1999

(1)
Member of Executive Committee.

(2)
Member of Compensation and Management Development Committee.

(3)
Member of Audit Committee.

(4)
Member of Corporate Governance Committee.

        Each nominee and current director has been employed for more than five years either as shown in the foregoing table or in various executive capacities with the Company. All nominees were last elected as directors at the 2000 Annual Meeting.

Meetings and Committees of the Board of Directors

        The Board of Directors held twelve meetings during the fiscal year ended January 31, 2003 ("Fiscal 2002"). During Fiscal 2002, no director attended fewer than 75% of the aggregate of (a) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (b) the total number of meetings held by all committees of the Board of Directors on which he served (during the periods that he served).

        The Audit Committee of the Board of Directors consists of four independent (as defined in Rule 303.01(B)(2)(a) and (3) of the New York Stock Exchange Listed Company Manual) non-employee directors. The Audit Committee reviews with the Company's independent auditors the plan, scope and results of the annual audit; reviews with the Company's independent auditors and internal auditors the procedures for and results of internal auditing and controls; and reviews with management the effectiveness of various operational policies and controls. The Audit Committee recommends to the Board of Directors the employment of independent auditors and considers, in general, the audit services to be performed by such independent auditors and the possible effect on the independence of the independent auditors from the performance of non-audit services. The Board of Directors has adopted a written charter governing the responsibilities of the Audit Committee, a copy of which is attached as Exhibit A to these proxy materials. The Audit Committee held seventeen meetings during Fiscal 2002.

        The Compensation and Management Development Committee recommends stock option grants and the total compensation payable by the Company to its executive officers, subject to approval by those members of the Board of Directors that are not and never have been an officer of the Company or its subsidiaries; grants options pursuant to the option plans relating to non-officer employees; conducts such investigations and studies as it deems necessary; and considers management succession and related matters. The Compensation and Management Development Committee held six meetings during Fiscal 2002.

        The Corporate Governance Committee selects nominees for the Board of Directors of the Company. The Corporate Governance Committee considers nominees submitted by the members of the Board of Directors, the officers of the Company and the Company's shareholders. Nominees for the Board of Directors may be submitted to the Chairman of the Corporate Governance Committee at the Company's executive offices for consideration by the Corporate Governance Committee. In addition, the Corporate Governance Committee administers the principles and practices established by the Board of Directors. The Corporate Governance Committee held three meetings during Fiscal 2002.

Compensation Committee Interlocks and Insider Participation

        The Company's Compensation and Management Development Committee (the "Compensation Committee") consists of Messrs. Charles R. Ofner, Robert S. Sullivan, Monroe M. Luther and Howard Wolf, all of whom are non-employee directors. None of the Compensation Committee members has served as an officer of the Company, and none of the Company's executive officers has served as a member of a compensation committee or board of directors of any other entity that has an executive officer serving as a member of the Company's Board of Directors. Mr. Howard Wolf is a partner in the international law firm of Fulbright & Jaworski LLP, which provides legal services to the Company.

Compensation of Directors

        During Fiscal 2002, directors whose principal occupation is other than employment with the Company were compensated at the rate of $35,000 per year plus $2,000 for each meeting of the Board of Directors and each committee meeting attended in person and $1,000 for each meeting attended by telephone. Each committee chairman received an annual fee of $5,000. Mr. Robert S. Sullivan received additional compensation in the amount of $30,967.74 for his service as Chairman of the Board until December 10, 2002. Mr. Max L. Lukens received additional compensation in the amount of $20,129.03 for his service as Chairman of the Board during the remainder of Fiscal 2002. The directors were also reimbursed for any out-of-pocket expenses incurred to attend meetings.

        During Fiscal 2002, each director who was not an officer or employee of the Company participated in the 1996 Director Stock Plan (the "1996 Plan"). Under the 1996 Plan, such directors received, on the date of the Annual Meeting in 2002, (i) the number of shares of the Company's Common Stock determined by dividing (A) the sum of $15,000 by (B) the fair market value of a share of the Company's Common Stock, and (ii) options to purchase 5,000 shares of the Company's Common Stock. Under the 1996 Plan, Mr. Max L. Lukens was awarded options to purchase an aggregate of 100,000 shares of the Company's Common Stock during Fiscal 2002. All options were granted at the closing price on the date of grant and will become exercisable on the first anniversary of the grant. All options granted under the 1996 Plan expire on the tenth anniversary of the grant.

INDEPENDENT AUDITORS

        On April 22, 2002, the Board of Directors of the Company, upon recommendation of the Audit Committee, made a determination to no longer engage Arthur Andersen LLP ("Arthur Andersen") as its independent auditors and appointed Ernst & Young ("Ernst & Young") as the Company's independent auditors for the fiscal year ending January 31, 2003.

        Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal year ended January 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the fiscal year ended January 31, 2002 and through the date of the dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such fiscal year; and there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

        During the fiscal year ended January 31, 2002 and through the date of the dismissal of Arthur Andersen and the appointment of Ernst & Young, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

        The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young as independent auditors of the Company for the fiscal year ending January 31, 2004. Ernst & Young served as the Company's independent auditors for the fiscal year ended January 31, 2003. A representative of Ernst & Young will be present at the Annual Meeting to make a statement if such representative desires and to respond to appropriate questions.

Audit Fees

        The aggregate fees billed for professional services rendered by Ernst & Young for the audit of the Company's financial statements for the fiscal year ended January 31, 2003 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were approximately $791,725.

Financial Information Systems Design and Implementation Fees

        Ernst & Young did not perform any financial information system design or implementation work for the Company during the fiscal year ended January 31, 2003.

All Other Fees

        The aggregate fees billed for all other professional services rendered by Ernst & Young for the fiscal year ended January 31, 2003 were approximately $251,700. The Audit Committee considered whether, and has determined that, the provision of these services was compatible with maintaining Ernst & Young's independence.

        Notwithstanding any statement contained in a previous filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, neither the Performance Graph set forth below nor the Report of the Compensation and Management Development Committee or the Report of the Audit Committee that follows is incorporated by reference into any such filing.

PERFORMANCE OF STEWART & STEVENSON COMMON STOCK

        The following graph compares the cumulative total shareholder return on the Company's Common Stock to the cumulative total shareholder return of the S&P 500 Industrial Machinery Index and the S&P Smallcap 600 Index for the Company's last five fiscal years. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on January 31, 1998 and that all dividends were reinvested.

	Year Ended January 31,
	1998	1999	2000	2001	2002	2003
Stewart & Stevenson Services, Inc.	100	36	47	111	79	66
S&P Smallcap 600 Index	100	99	110	132	136	111
S&P 500 Industrial Machinery Index	100	97	99	113	119	104

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

TO THE SHAREHOLDERS OF STEWART & STEVENSON SERVICES, INC.

        The Compensation and Management Development Committee of the Board of Directors (the "Committee") consists of four independent, non-employee directors who have no "interlocking" relationships as defined by the Securities and Exchange Commission. The Committee reviews and recommends all salary arrangements and other executive compensation for approval by the independent members of the Board of Directors, approves the design of executive compensation programs, administers such programs and assesses their effectiveness in supporting the Company's compensation policies. The Committee also evaluates executive performance and considers management succession and related matters. The Committee is authorized to, and does, retain independent consultants to assist in the design of compensation programs and assess their effectiveness.

        The Committee is committed to implementing a compensation program that encourages creation of shareholder value. To facilitate the achievement of the Company's business strategies, the Committee adheres to the following compensation policies:

          To strengthen the relationship between pay and performance, executive's annual and long-term compensation programs will include variable compensation that is dependent upon the contribution of each executive to the Company's performance.

          To focus management on the achievement of both short-term performance goals and the long-term interests of shareholders, a significant portion of each executive's total compensation will consist of "at-risk" compensation.

          To enable the Company to attract, retain and encourage the development of the best available executive personnel, competitive compensation opportunities will be offered.

        The Committee, with the assistance of its independent compensation consultants, has evaluated the function of each executive position to determine the skill, knowledge, and accountability required. Using this information, the Committee is able to compare the compensation of each executive officer with a broad base of compensation paid to others occupying positions with a similar relative job content.

Total Compensation

        The key elements of the Company's executive compensation program are base salary, annual incentives and long-term incentives, each of which is addressed separately below. In determining each component of compensation, the Committee considers all elements of an executive's total compensation package and the relationship of such executive's total compensation to the total compensation paid to the executives with similar position content.

        Mr. Michael L. Grimes served as President and Chief Executive Officer of the Company during the twelve months ended January 31, 2003 ("Fiscal 2002"). Total compensation paid to Mr. Grimes during Fiscal 2002 was below the median amount paid to other executives with similar position content. Total compensation paid to other executive officers of the Company was generally consistent with the median total compensation paid to executives with similar position content. However, relative competitiveness of compensation varied among individual executives largely due to recent changes in the Company's organization structure and the role and accountability of individual incumbent executives.

Base Salary

        Base Salary levels are targeted at the median levels of compensation for executives with similar position content and targeted within a range of plus or minus 20% of the median. The Committee reviews each executive's salary on an annual basis. Increases to base salaries are driven primarily by changes in the relative job content of the executive's position, the expected contributions of the executive in the upcoming fiscal year, and changes in the competitive market compensation practice. Individual performance, experience, past performance and historical salary levels are also considered. In making its evaluation, the Committee has not assigned particular weights to these factors.

        Base salaries established by the Committee for Fiscal 2002 were generally within the administrative range. Several officers' salaries were above the median for positions with similar job content because of recent assignment to new positions or decreases in content during prior periods. Mr. Grimes' base salary was below the median base salary for positions with similar content and will be re-evaluated in future periods. To offset this shortfall of median base salary, the Committee chose to increase the stock option portion of Mr. Grimes' total compensation package to provide incentive for shareholder value growth.

Annual Incentives

        The Company provides an annual bonus opportunity to executives. Annual bonuses motivate executives to maximize short-term performance as a part of achieving long-term goals.

        The Committee and the Company have a Management Incentive Compensation Plan ("MICP") providing for cash bonus opportunities for individual executive officers between 20% and 80% of their base salary if certain individual and Company performance targets are met. In determining the relative percentage of base salary for each individual executive's bonus opportunity, the Committee considered the aggregate total compensation paid by the Company to such person compared to amounts paid by other companies to executives with similar position content. The performance targets used in the MICP to determine whether all or part of an individual executive's bonus opportunity is awarded, are based upon (i) the performance of the Company compared to pre-established goals, (ii) the performance of a particular cost center, profit center, or business function for which each individual executive is responsible compared to pre-established goals, and (iii) the commitment of the individual to ethical business practices. Approximately 70% of the target bonus for each executive officer is based on financial measurements of the Company's and/or individual profit center performance and the balance is based on non-financial goals and considerations. Some of the executive officers elected to take their bonus compensation for Fiscal 2002 in the form of a stock option grant rather than cash.

        Bonus payments approved by the Committee for Fiscal 2002 were calculated under the terms of the MICP. In determining the criteria for Mr. Grimes' bonus opportunity under the MICP, the Committee considered the Company's performance and Mr. Grimes' accomplishments during the previous year, as well as the total compensation packages of senior executives with similar responsibilities. During this past year with the Company, Mr. Grimes repositioned several operating segments of the Company in a challenging business environment. Mr. Grimes received his bonus compensation for Fiscal 2002 in the form of a stock option grant rather than cash.

Long-term Incentives

        In keeping with the Company's philosophy of providing a total compensation package favoring "at-risk" components of pay, long-term incentives comprise a significant portion of each executive's total compensation package. Long-term incentives during Fiscal 2002 consisted exclusively of stock options pursuant to the Stewart & Stevenson 1988 Nonstatutory Stock Option Plan. Stock options under this plan are granted at an option price not less than the fair market value of the Common Stock on the date of grant. Accordingly, stock options have a value only if the stock price appreciates from the date the options are granted. The design of these stock options focuses executives on the creation of shareholder value over the long term and encourages equity ownership in the Company.

        The size of award to each executive is affected by individual performance, the individual's level of responsibility, and the desire of the Company to retain the individual. As a result, the number of shares underlying stock option awards varies from year to year and is dependent on the stock price on the date of grant.

Policy with Respect to the $1 Million Deduction Limit

        Section 162(m) of the Internal Revenue Code of 1986 generally limits the corporate deduction for compensation paid to executive officers named in the proxy statement to $1 million per year, unless certain requirements are met. The Committee has carefully considered the impact of this provision on the Company's incentive plans and has determined that Section 162(m) is currently inapplicable because no named executive officer is expected to receive compensation, other than performance-based compensation, in excess of $1 million in the foreseeable future. The Committee believes it is in the Company's best interest to retain some non-formula evaluation of individual performance when determining total compensation payable to the Company's executive officers.

Conclusion

        The Committee believes these executive compensation policies and programs serve the interests of the shareholders and the Company effectively. The various pay vehicles offered are appropriately balanced to provide increased motivation for executives to contribute to the Company's overall future success, thereby enhancing the value of the Company for the shareholders' benefit. The Committee will continue to monitor the effectiveness of the Company's total compensation program to meet the current needs of the Company.

Respectfully submitted, THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

Charles R. Ofner—Chairman Monroe M. Luther Robert S. Sullivan Howard Wolf

        The information in the foregoing paragraphs, and the information regarding the Audit Committee under the previous heading "Meetings and Committees of the Board of Directors", shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent the Company specifically incorporates these paragraphs by reference.

REPORT OF THE AUDIT COMMITTEE

TO THE SHAREHOLDERS OF STEWART & STEVENSON SERVICES, INC.

The Audit Committee of the Board of Directors (the "Audit Committee") has:

1.
Reviewed and discussed the audited financial statements for the fiscal year ended January 31, 2003 with the management of the Company;

2.
Discussed with the Company's Independent Auditors the matters required to be discussed by Statement of Accounting Standards No. 61, as the same was in effect on the date of the Company's financial statements;

3.
Received the written disclosures and the letter from the Company's Independent Auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as the same was in effect on the date of the Company's financial statements, and has discussed with the Independent Auditors their independence; and

4.
Received representations from Ernst & Young that the audit of the Company's financial statements was subject to Ernst & Young's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards and that there was appropriate continuity of Ernst & Young personnel working on audits, availability of national office consultation, and availability of personnel at foreign affiliates of Ernst & Young to conduct the relevant portions of the audit.

        Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended January 31, 2003 be included in the Company's Annual Report on Form 10-K.

Respectfully submitted, THE AUDIT COMMITTEE

Khleber V. Attwell—Chairman Darvin M. Winick Monroe M. Luther Robert S. Sullivan

        The information in the foregoing paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, except to the extent the Company specifically incorporates these paragraphs by reference.

EXECUTIVE OFFICERS

        The names, ages and positions of all the executive officers of the Company as of January 31, 2003 are listed below. Except as noted below, each officer was last elected as an executive officer at the meeting of directors immediately following the 2002 Annual Meeting of Shareholders. The term of each executive officer will expire at the meeting of directors following the 2003 Annual Meeting of Shareholders. There exist no arrangements or understandings between any officer and any other person pursuant to which the officer was elected.

Name	Age	Position	Officer Since
Michael L. Grimes	53	President and Chief Executive Officer	1999
Carl B. King	60	Senior Vice President, Secretary and General Counsel	2001
Richard M. Wiater	67	Senior Vice President	1999
John B. Simmons	50	Vice President and Chief Financial Officer	2001
T. Michael Andrews	62	Vice President	1982
Donald E. Stevenson	59	Vice President	1984
C. Jim Stewart III	54	Vice President	1988
David R. Stewart	52	Treasurer	1998
Ralph T. Tierno III	47	Vice President	1999
Stephen A. Hines	54	Vice President	2000
Peter J. DeFronzo	60	Vice President	2001
Caldwell Phillip Joy	44	Vice President	2002
Dennis M. Dellinger	50	Vice President	2002
Dominick A. Vermet*	46	Vice President	2002
L. Scott Biar*	40	Controller and Chief Accounting Officer	2002

*
Mr. Dominick A. Vermet and Mr. L. Scott Biar were elected as officers of the Company in October 2002.

        Except as follows, each of the officers listed above has been employed by the Company in an executive capacity for more than five years.

        Mr. Grimes was elected as President and Chief Executive Officer of the Company in April 1999. He previously served as President of Cooper Cameron Power Generation from 1998 to 1999, President of Cooper Energy Services from 1996 to 1998, and General Manager of various operations within the General Electric Company from 1973 to 1996.

        Mr. King was elected as Senior Vice President, Secretary and General Counsel of the Company in 2001. He previously served as Senior Vice President and General Counsel of Seagull Energy Corporation from 1998 to 1999, and Senior Vice President and General Counsel of PanEnergy Corporation from 1990 to 1997.

        Mr. Wiater was elected as Senior Vice President of the Company in 2001. He previously served as Vice President of the Company from 1999 to 2001, and from 1995 to 1998 he was a personal investor and advisor to several small businesses after retiring from the General Electric Company.

        Mr. Simmons was elected as Vice President and Chief Financial Officer of the Company in 2002. He previously served as Controller and Chief Accounting Officer of the Company from 2001 to 2002, as Vice President and Chief Financial Officer of Cooper Energy Services from 1997 to 2000, and as Chief Financial Officer of Production Operators, Inc. from 1996 to 1997.

        Mr. Tierno was elected as a Vice President of the Company in 1999. He previously served as President of Clarostat Sensors & Controls Inc., a division of Invensys PLC, from March 1998 to

September 1999. Previous to that Mr. Tierno served numerous years as Vice President and General Manager for various operations at Schlumberger Ltd.

        Mr. Hines was elected as a Vice President of the Company in 2000. He previously served the Company as Corporate Human Resources Manager.

        Mr. DeFronzo was elected as a Vice President of the Company in 2001. He previously served as General Manager of Supply Chain Management for Cooper Energy Services from 1998 to 2001 and Product General Manager of the Distribution Transformer Businesses for the General Electric Company from 1992 to 1997.

        Mr. Joy was elected as a Vice President of the Company in 2002. He previously served as President of Trilectron Industries, Inc. for three and one-half years. Previous to that Mr. Joy was Managing Director, U.S. Operations for Pratt & Whitney Canada, following numerous years as General Manager and President of various operations at Pratt & Whitney.

        Mr. Dellinger was elected as a Vice President of the Company in 2002. He has served as President of Stewart & Stevenson TVS, Inc., the general partner of Stewart & Stevenson Tactical Vehicle Systems, L.P, since February 2001. Previous to that he served in numerous leadership positions with Rolls Royce PLC, Allison, and General Motors.

        Mr. Vermet was elected as a Vice President of the Company in 2002. He previously served as Senior Vice President of Off-Highway Sales, Service & Operations for Detroit Diesel Corporation.

        Mr. Biar was elected as Controller and Chief Accounting Officer of the Company in 2002. He previously served as Vice President and Chief Accounting Officer for Encompass Services Corporation from 2000 to 2002, as Vice President and Controller for Corporate Brand Foods America, Inc. from 1998 to 2000, and as Corporate Controller for Weatherford International, Inc. from 1995 to 1998.

        C. Jim Stewart III and David R. Stewart are brothers, and T. Michael Andrews is a first cousin of Mr. Donald E. Stevenson. These persons and other members of the Stewart family and the Stevenson family could be deemed "control persons" with respect to the Company as such term is defined in the rules and regulations of the Securities and Exchange Commission.

EXECUTIVE COMPENSATION

        The following Summary Compensation Table shows the aggregate compensation paid or accrued by the Company during each of the last three fiscal years to or for (i) any individual that held the office of Chief Executive Officer during Fiscal 2002 and (ii) each of the other four highest compensated executive officers.

SUMMARY OF COMPENSATION

		Annual Compensation						Long-Term Compensation
Name and Principal Position	Fiscal Year(1)	Salary	Bonus		Other Annual Compensation		Options Granted	LTIP Payout	All Other Compensation(2)
Michael L. Grimes President and Chief Executive Officer	2002 2001 2000	$425,000 387,308 320,000	$0 198,000 207,237	(3)	(4 (4 (4	) ) )	125,000 70,000 125,000	-0- -0- -0-	$6,059 4,981 5,072	(5) (5) (5)
Richard M. Wiater Senior Vice President	2002 2001 2000	280,000 265,000 235,000	65,000 274,900 171,080	(6)	(4 (4 (4	) ) )	70,000 20,000 30,000	-0- -0- -0-	5,045 4,336 4,257	(7) (7) (7)
Dennis M. Dellinger Vice President	2002 2001 2000	225,000 210,000 N/A	95,000 187,560 N/A	(8)(10)	(4 (4 (4	) ) )	40,000 20,000 N/A	-0- -0- -0-	5,277 4,446 N/A	(9) (9)
Carl B. King Senior Vice President, Secretary and General Counsel	2002 2001 2000	290,000 266,539 N/A	0 118,500 N/A	(11)	(4 (4 (4	) ) )	30,000 20,000 N/A	-0- -0- -0-	3,337 3,207 N/A	(12) (12)
Ralph T. Tierno, III Vice President	2002 2001 2000	200,000 195,500 187,500	25,000 26,325 55,145		(4 (4 (4	) ) )	15,000 10,000 10,000	-0- -0- -0-	4,278 3,188 3,080	(13) (13) (13)
John H. Doster	2002 2001 2000	300,000 310,577 274,423	0 87,000 134,000		(4 (4 (4	) ) )	20,000 20,000 40,000	-0- -0- -0-	5,245 4,525 4,913	(14) (14) (14)
Wade F. Sperry	2002 2001 2000	170,000 250,000 N/A	0 94,282 N/A		(4 (4 (4	) ) )	10,000 20,000 N/A	-0- -0- -0-	140,708 2,416 2,416	(15) (15) (15)

(1)
The Company's fiscal year ends on January 31 of the following year.

(2)
The total amount of all perquisites and other personal benefits, securities or property paid or accrued by the Company is less than the lesser of (i) $50,000 or (ii) 10% of the total of annual salary and bonus. There have been no amounts paid or accrued with respect to above-market or preferential earnings on restricted stock, options, SARs or deferred compensation or with respect to earnings on long-term incentive plans or tax reimbursements.

(3)
In lieu of cash bonus compensation for Fiscal 2002, Mr. Grimes received an option to purchase 38,250 shares of Company Common Stock at the closing price on March 7, 2003.

(4)
Unless otherwise indicated, All Other Compensation consists of the dollar value of insurance premiums for term life insurance policies for the benefit of the named executive.

(5)
For each of the fiscal years ended January 31, 2003, 2002 and 2001, respectively, Other Compensation for Mr. Grimes consists of term life insurance premiums of $1,679, $970, and $1,135, and contributions by the Company to a defined contribution pension plan of $4,380, $4,011 and $3,937.

(6)
In lieu of part of his cash bonus compensation for Fiscal 2002, Mr. Wiater elected to receive an option to purchase 42,000 shares of Company Common Stock at the closing price on March 7, 2003. Mr. Wiater received cash bonus compensation for Fiscal 2002 in the amount of $65,000.

(7)
For each of the fiscal years ended January 31, 2003, 2002 and 2001, respectively, Other Compensation for Mr. Wiater consists of term life insurance premiums of $883, $449 and $57, and contributions by the Company to a defined contribution pension plan of $4,162, $3,887 and $4,200.

(8)
In lieu of part of his cash bonus compensation for Fiscal 2002, Mr. Dellinger elected to receive an option to purchase 15,000 shares of Company Common Stock at the closing price on March 7, 2003. Mr. Dellinger received cash bonus compensation for Fiscal 2002 in the amount of $95,000.

(9)
For the fiscal years ended January 31, 2003 and 2002, respectively, Other Compensation for Mr. Dellinger consists of term life insurance premiums of $1,433 and $509, and contributions by the Company to a defined contribution pension plan of $3,844 and $3,937.

(10)
Mr. Dellinger's bonus compensation in Fiscal 2001 consisted of (i) a signing bonus in the amount of $75,000 paid in February 2001, and (ii) a merit bonus in the amount of $112,560.

(11)
In lieu of cash bonus compensation for Fiscal 2002, Mr. King elected to receive an option to purchase 43,500 shares of Company Common Stock at the closing price on March 7, 2003.

(12)
For the fiscal years ended January 31, 2003 and 2002, respectively, Other Compensation for Mr. King consists of term life insurance premiums of $1,293 and $669, and contributions by the Company to a defined contribution pension plan of $2,044 and $2,538.

(13)
For the fiscal years ended January 31, 2003, 2002 and 2001, respectively, Other Compensation for Mr. Tierno consists of term life insurance premiums of $1,213, $517 and $445, and contributions by the Company to a defined contribution pension plan of $3,065, $2,671 and $2,635.

(14)
Mr. Doster resigned from his position as an officer of the Company in April 2002, but will remain an employee of the Company pursuant to a written agreement until April 2004. For each of the fiscal years ended January 31, 2003, 2002 and 2001, respectively, Other Compensation for Mr. Doster consists of term life insurance premiums of $1,641, $787 and $976, and contributions by the Company to a defined contribution pension plan of $3,604, $3,738 and $3,937.

(15)
Mr. Sperry left the Company in September 2002. For the fiscal year ended January 31, 2003, Other Compensation for Mr. Sperry consists of a severance benefit of $139,000, term life insurance premiums of $1,059, and contributions by the Company to a defined contribution pension plan of $649. For the fiscal year ended January 31, 2002, Other Compensation for Mr. Sperry consists of term life insurance premiums of $680 and contributions by the Company to a defined contribution pension plan of $1,736.

GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        The Company has three stock option plans. The 1988 Nonstatutory Stock Option Plan (as amended and restated effective as of June 10, 1997) (the "1988 Plan") authorizes the grant of options to employees, including officers, to purchase an aggregate of up to 1,500,000 shares of Common Stock and provides that limited stock appreciation rights may be granted in connection with such options. The 1993 Nonofficer Stock Option Plan (the "1993 Plan") authorizes the grant of options to employees other than officers of the Company to purchase an aggregate of up to 813,425 shares of Common Stock. Stock appreciation rights may not be granted under the 1993 Plan. The Amended and Restated 1996 Director Stock Plan (the "Amended and Restated 1996 Plan") authorizes the grant of options to directors other than officers or employees of the Company.

        The recipients and terms of options granted pursuant to the 1988 Plan and the 1993 Plan are determined by the Compensation and Management Development Committee of the Board of Directors, no member of which is an employee of the Company or eligible for any benefits under such plans. The Amended and Restated 1996 Plan provided for an automatic grant of an option to purchase 5,000 shares of the Company's Common Stock on the date of each Annual Meeting of Shareholders to each eligible director who was elected to serve as a director at, or whose term as a director continued after, such meeting.

        During Fiscal 2002, the Company granted options to purchase an aggregate of (i) 363,000 shares of Common Stock under the 1988 Plan, (ii) 276,000 shares of Common Stock under the 1993 Plan and (iii) 135,000 shares of Common Stock under the 1996 Plan. No limited stock appreciation rights were granted under the 1988 Plan during Fiscal 2002 or during any previous fiscal year. The following tables set forth information as to options under the Company's stock option plans granted to or exercised by the individuals described in the Summary Compensation Table during 2002 and the value of all outstanding options owned as of January 31, 2003 by the individuals named in the Summary Compensation Table.

EQUITY COMPENSATION PLANS

        This table shows information about securities to be issued upon exercise of outstanding options, warrants and rights under the Company's equity compensation plans, along with the weighted-average exercise price of the outstanding options, warrants and rights and the number of securities remaining available for future issuance under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted-average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	1,239,300	$16.34	1,311,475
Equity compensation plans not approved by security holders(2)	841,225	$20.13	823,675

Total	2,080,525	$17.87	2,135,150

(1)
The Company has not granted any warrants or rights under any equity compensation plans.

(2)
The Company's 1993 Nonofficer Stock Option Plan ("1993 Plan") has not been approved by security holders. The 1993 Plan was approved by the Company's Board of Directors in March 1993. The 1993 Plan authorizes the grant of options to employees other than officers of the Company to purchase an aggregate of up to 813,425 shares of Common Stock. All options are granted with an exercise price equal to or greater than the fair market value of Common Stock on the date of grant. The vesting schedule and term are set by the Compensation and Management Development Committee of the Board of Directors.

OPTION GRANTS DURING FISCAL 2002

	Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name	Options Granted(1)	% of Total Options Granted to Employees	Exercise Price per Share(2)		Expiration Date(3)	5%	10%
Michael L. Grimes	125,000	19.6		$17.92	04/19/2012	$1,408,274	$3,569,983
Richard M. Wiater	60,000 10,000	9.4 1.6	$ $	18.54 17.70	03/25/2012 04/08/2012	699,582 111,314	1,772,879 282,092
Dennis M. Dellinger	30,000 10,000	4.7 1.6	$ $	18.54 17.70	03/25/2012 04/08/2012	349,791 111,314	886,440 282,092
Carl B. King	30,000	4.7		$18.54	03/25/2012	349,791	886,440
Ralph T. Tierno, III	5,000 10,000	0.8 1.6	$ $	18.54 17.70	03/25/2012 04/08/2012	58,299 111,314	147,740 282,092
John H. Doster	20,000	3.1		$18.54	03/25/2012	233,194	590,960
Wade F. Sperry	10,000	1.6		$18.54	03/25/2012	116,597	295,480

(1)
All options become exercisable in four 25% cumulative annual installments commencing March 25, 2003, April 8, 2003, or April 19, 2003, as the case may be.

(2)
All options are exercisable at the prices shown. The prices shown are not less than the closing market price on the date of grant.

(3)
All options expire ten years after the date of grant.

OPTION EXERCISES DURING FISCAL 2002
AND YEAR-END VALUES

			Number of Unexercised Options at January 31, 2003		Value of Unexercised In-the-Money Options at January 31, 2003
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Michael L. Grimes	-0-	N/A	151,000	265,000	$693,731	$440,561
Richard M. Wiater	-0-	N/A	16,000	100,000	53,322	72,712
Dennis M. Dellinger	-0-	N/A	5,000	55,000	0	0
Carl B. King	-0-	N/A	5,000	45,000	0	0
Ralph T. Tierno, III	-0-	N/A	12,500	30,000	31,287	27,762
John H. Doster	-0-	N/A	55,000	65,000	214,250	136,050
Wade F. Sperry	-0-	N/A	-0-	-0-	0	0

Retirement Plans

        The Company has a defined benefit pension plan (the "Pension Plan") under which benefits are determined primarily by average final base salary and years of service. The Pension Plan covers substantially all of the Company's full-time employees, including officers, and, subject to certain limitations described below, bases pension benefits on 1.5% of (a) the employee's highest consecutive five-year average base salary out of the last ten years or (b) $200,000 (and thereafter subject to adjustment for increases in the cost of living), whichever is lower, times the employee's years of credited service. The Internal Revenue Code of 1986, as amended, limits benefits that may be paid under the Pension Plan to $160,000 per year in 2003, offset by a compensation of Social Security benefits.

        The Company has a Supplemental Executive Retirement Plan (the "SERP") under which certain key executives will receive retirement benefits in addition to those provided under the Pension Plan. The Compensation and Management Development Committee determines which executive officers are eligible for benefits under the SERP. Supplemental benefits are based upon the average final compensation and years of service without regard to the limitations imposed by the Internal Revenue Code of 1986, as amended, and using the total of base salary and bonus to compute final average compensation. Benefits under the SERP are limited to an amount such that the aggregate of all retirement benefits paid under the Pension Plan and the SERP will not exceed 75% of the executive's highest consecutive five-year average salary, not including bonus payments.

        The following table sets forth the estimated annual benefits payable upon retirement to persons in specified compensation and years-of-service classification pursuant to the Stewart & Stevenson Employee Pension Plan and the Stewart & Stevenson Supplemental Executive Retirement Plan.

	Estimated Annual Retirement Benefit(1) Years of Service
Final Average Compensation
	20	25	30	35	40	45
$100,000	$23,992	$29,990	$35,987	$42,486	$49,986	$57,486
200,000	53,992	67,490	80,987	94,986	109,986	124,986
300,000	83,992	104,990	125,987	147,486	169,986	192,486
400,000	113,992	142,490	170,987	199,986	229,986	259,986
500,000	143,992	179,990	215,987	252,486	289,986	327,486
600,000	173,992	217,490	260,987	304,986	349,986	394,986
700,000	203,992	254,990	305,987	357,486	409,986	462,486
800,000	233,992	292,490	350,987	409,986	469,986	529,986
900,000	263,992	329,990	395,987	462,486	529,986	597,486
1,000,000	293,992	367,490	440,987	514,986	589,986	664,986

The Stewart & Stevenson Pension Plan provides benefits based on compensation less than or equal to the maximum amount under Internal Revenue Code of 1986, as amended (the "IRC") Section 401(a)(17). Qualified plan benefits are limited by IRC Section 4115. Benefits that exceed these limits are provided through a non-qualified plan to eligible SERP participants.

(1)
Computation of estimated annual retirement benefit based on a straight-line annuity for the life of the employee, net of base Social Security benefits under the Social Security law currently in effect, assuming the employee retires in 2002 at age 65.

        The five-year average compensation of each executive officer listed in the Summary of Compensation Table differs from the present salary and bonus in such table as a result of changes in the rate of pay during the average period. The following table sets forth the years of credited service, five-year average compensation and consecutive five-year average base salary for each of the individuals listed in the Summary of Compensation Table.

NAME	Years of Service	Average Total Compensation	Average Base Salary
Michael L. Grimes	4	N/A	N/A
Richard M. Wiater	4	N/A	N/A
Dennis M. Dellinger	2	N/A	N/A
Carl B. King	2	N/A	N/A
Ralph T. Tierno, III	3	N/A	N/A
John H. Doster	5	N/A	N/A
Wade F. Sperry	1	N/A	N/A

TRANSACTIONS WITH MANAGEMENT AND CERTAIN BUSINESS RELATIONSHIPS

        Mr. Howard Wolf is a partner in the international law firm of Fulbright & Jaworski L.L.P., which provides legal services to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely upon a review of such reports received by it, or written representations from certain reporting persons that no Form 5 reports were required for those persons, the Company believes that, during fiscal 2002, all filing obligations applicable to the reporting persons were complied with except that: Mr. David Stewart did not timely file a Form 4 due in June 2001 (a Form 5 was filed in February 2003); and Messrs. Max L. Lukens, David R. Stewart, Dominick A. Vermet, and L. Scott Biar did not file a Form 5 for the fiscal year ended January 31, 2003 (a Form 5 was filed, respectively, on February 5, February 7, and February 10, 2003).

FORM 10-K FOR FISCAL 2002

        The Company will provide without charge to any shareholder entitled to vote at the Annual Meeting a copy of its most recent Annual Report on Form 10-K upon receipt of a request therefor. Such requests should be directed to:

Carl B. King Senior Vice President, Secretary & General Counsel P.O. Box 1637 Houston, Texas 77251-1637 (713) 868-7700

SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

        Shareholders may submit proposals for the 2004 Annual Meeting of Shareholders by sending such proposals to the attention of the Corporate Secretary at the Company's principal executive offices, 2707 North Loop West, P.O. Box 1637, Houston, Texas 77251-1637. In order to be considered for inclusion in the proxy statement and form of proxy for the 2004 Annual Meeting, such proposals must be received by the Company on or before January 3, 2004.

        For business to be properly brought before an annual meeting by a shareholder, the shareholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company no later than March 11, 2004. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting:

  •
  a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

  •
  the name and address, as they appear on the Company's books, of the shareholder proposing such business,

  •
  the class and number of shares of voting stock of the Company which are beneficially owned by the shareholder,

  •
  a representation that the shareholder intends to appear in person or by proxy at the meeting to bring the proposed business before the annual meeting, and

  •
  a description of any material interest of the shareholder in such business.

        Please note that the preceding paragraph relates only to the matters a shareholder wishes to bring before the Company's 2004 Annual Meeting. The requirements set forth in the preceding paragraph are separate from the Securities and Exchange Commission's requirements set forth in the first paragraph of this section to have your proposal included in the Company's proxy statement.

        The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with these and other applicable requirements.

By Order of the Board of Directors,

Carl B. King Senior Vice President, Secretary and General Counsel
Dated:	May 9, 2003 Houston, Texas

EXHIBIT A

AUDIT COMMITTEE CHARTER OF
STEWART & STEVENSON SERVICES, INC.

  Organization

        This charter governs the operations of the audit committee of the Board of Directors of Stewart & Stevenson Services, Inc. (the "Company"). The committee shall be members of, and be appointed by, the Board and shall comprise at least three directors, each of whom shall meet the requirements of independence provided by law and stock exchange rules. Members of the committee shall generally be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee (except only director and Board committee fees) from the Company and are not an affiliated person of the Company or any of its subsidiaries. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert," all as defined by law and stock exchange rules. For convenience of reference, a summary of the current definition of "audit committee financial expert" is attached to this Charter as Annex A.

  Purpose

        The audit committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, the investment community, and others relating to

  •
  the integrity of the Company's financial statements

  •
  the disclosure and financial reporting process

  •
  the systems of internal accounting and financial controls

  •
  the performance of the Company's internal audit function and independent auditors

  •
  the Company's disclosure controls and procedures

  •
  the independent auditors' qualifications and independence

  •
  the Company's compliance with ethics policies and legal and regulatory requirements

In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors (or other persons carrying on the internal audit function), and management of the Company.

        In discharging its oversight role, the committee is empowered to (i) investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and (ii) engage and, on behalf of the Company, compensate, or provide for the compensation of independent counsel, accountants and other advisers as it determines necessary to carry out its duties.

Duties and Responsibilities

        The primary general responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of its activities to the Board. While the audit committee has the responsibilities and powers set forth in this Charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements, for reviewing the Company's unaudited interim financial statements, and, to the extent required by law, attesting as to management certifications pertaining to the adequacy of the Company's internal controls.

        The committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. Within the overall general responsibility the following shall be the principal specific duties and responsibilities of the audit committee. These are set forth as a guide with the understanding that the committee may supplement them as appropriate, but shall have them reviewed and approved annually by the Board.

Relationships with Independent Auditors
and the Internal Auditors

        1.    The committee shall be directly responsible for, and have sole authority as to, the retention and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding accounting matters and financial reporting.

        2.    The committee shall have sole authority to, and shall, pre-approve all audit and non-audit services provided by the independent auditors to the Company and may take any measures that it determines to be necessary to assure that the independent auditors are not engaged to perform the specific non-audit services prescribed by law. The committee may delegate pre-approval authority to a member or members of the audit committee. The decisions of any audit committee member or members to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting. The audit committee shall review all required public disclosures as to its pre-approval process.

        3.    At least annually, the committee shall obtain and review a report by the independent auditors describing

    —
    the auditing firm's internal quality control procedures

    —
    any material issues raised by the most recent internal quality control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues

    —
    all relationships between the independent auditors and the Company (to assess the auditor's independence).

        4.    Based on a review of such annual report and the work of the independent auditors throughout the year, the committee shall evaluate the auditors' qualifications, performance and independence, which evaluation will include the review and evaluation of the lead partner of the independent auditor. In making its evaluation the committee may take into account the opinions of management and the Company's internal auditor (or other personnel responsible for the internal audit function). From time to time the committee may wish to consider whether, in order to assure continuing auditor independence, there should be a regular rotation of the audit firm itself. The committee shall present its conclusions with respect to the independent auditors and its evaluation thereof to the Board annually.

        5.    The audit committee may take any measures that it determines to be appropriate to assure from time to time that all requirements of law and stock exchange rules that relate to the rotation of personnel of its independent auditors who perform its services for the Company are met.

        6.    In addition, the committee may take any measures that it determines to be appropriate to set, and recommend for Board approval, hiring policies for the Company as to employees or former employees of the independent auditors that meet legal requirements and stock exchange rules.

        7.    The committee shall discuss with the internal auditors (or persons carrying out the internal audit function) and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation or expense coverage. The committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the Company's accounting and financial controls, including special audit steps adopted in light of material control weaknesses and including the Company's policies and procedures to assess, monitor, and manage business risk and legal and ethical compliance programs (e.g., Company's Code of Conduct).

        8.    The committee shall periodically meet separately with management, the internal auditors, and the independent auditors to discuss issues and concerns warranting committee attention. The committee shall provide sufficient opportunity for the internal auditors (or persons carrying out the internal audit function) and the independent auditors to meet privately with the members of the committee. The committee shall review with the independent auditors any audit problems or difficulties and management's response. The committee may review any accounting adjustments noted or proposed by the independent auditors, whether passed or accepted, any communications between the audit team and the independent auditors' national office as to the Company, and any internal control letter issued or proposed to be issued to the Company by the independent auditors. The committee's discussions shall also encompass the responsibilities, budget, and staffing of the Company's internal audit function, which function the audit committee shall assure is being adequately maintained in accordance with legal requirements and stock exchange rules.

        9.    The committee shall receive and assess regular reports from the independent auditors on the critical accounting policies and practices of the Company and on all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management or that are otherwise relevant to the Company. The committee shall review major issues regarding accounting principles and financial statement presentations, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the presentation of the financial statements, and (iii) the effect of regulatory and accounting initiatives, such as those relating to off-balance sheet structures, on the Company's financial statements.

        10.  The committee shall, after adoption of SEC rules relating to the following, review management's annual assessment of the effectiveness of the Company's internal controls and the independent auditors' annual attestation as to management's assessment, as well as management's periodic certifications as to internal controls and related matters.

Financial Reporting Matters

        11.  The audit committee shall review the Company's disclosure controls and procedures from time to time, as well as certifications of Company officers required by law with respect thereto, to assist in assuring their effectiveness.

        12.  The committee shall, at least generally, review and discuss with management, and independent auditors as may be appropriate, earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including especially earnings releases and information disclosing "pro forma" or "adjusted" non-GAAP, information.

        13.  The committee shall review the Company's interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company's Quarterly Reports on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        14.  The committee shall review with management and the independent auditors the financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Reports on Form 10-K (or in any annual report to shareholders if distributed prior to the filing of a Form 10-K), including their judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements and MDA. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

        15.  The committee shall establish procedures for

    —
    the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters

    —
    the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

        16.  The committee shall receive any attorney's report of evidence of a material violation of securities laws or breaches of fiduciary duty or similar violation by the Company or any agent thereof.

        17.  The committee shall prepare its report to be included in the Company's annual proxy statement, as required by law or stock exchange rules.

Evaluation of the Committee and Its Composition and Charter

        18.  The committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

        19.  The audit committee shall periodically require each of its members to certify that such person meets the independence requirements prescribed by law and stock exchange rules, including that such person has received no compensation from the Company other than director and Board committee fees.

        20.  The audit committee shall review its membership annually to assure that all its members are financially literate and that at least one of its members is an "audit committee financial expert", all as required by law and stock exchange rules and by the Company's Board.

        21.  The committee shall review and reassess this charter at least annually and obtain annually its reapproval, or the approval of any proposed changes, by the Board.

Annex A

        SEC rules, in summary, define "audit committee financial expert" to mean a person who has the following attributes:

  •
  an understanding of financial statements and generally accepted accounting principles

  •
  an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves

  •
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities

  •
  an understanding of internal controls and procedures for financial reporting

  •
  an understanding of audit committee functions.

        A person can acquire such attributes through any one or more of the following means:

  •
  education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions

  •
  experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions

  •
  experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements

  •
  other relevant experience.

        Under SEC rules, an audit committee financial expert will not be deemed an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, and the designation of a person as an audit committee financial expert does not impose any duties, obligations or liability on the person that are greater than those imposed on such a person as a member of the audit committee in the absence of such designation, nor does it affect the duties, obligations or liability of any other member of the audit committee or board of directors.

APPENDIX

STEWART & STEVENSON SERVICES, INC. 2707 NORTH LOOP WEST P.O. BOX 1637 HOUSTON, TEXAS 77251-1637	ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 10, 2003

Dear Shareholder:

        The Annual Meeting of Shareholders of Stewart & Stevenson Services, Inc. (the "Company") will be held at 10:00 a.m. on Tuesday, June 10, 2003, at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas, for the following purposes:

  1.
  Election of three directors to the Board of Directors.

        Only record holders of our Common Stock at the close of business on April 23, 2003 will be entitled to vote at the meeting or any adjournment thereof.

        It is important that your shares be represented at the meeting. Even if you plan to attend, we urge you to complete and sign the proxy card below, detach it from this letter, and return it in the postage paid envelope enclosed in this package. The giving of such proxy does not affect your right to vote in person if you attend this meeting. The prompt return of your signed proxy will aid the Company in reducing the expense of additional proxy solicitation.

BY ORDER OF THE BOARD OF DIRECTORS

May 9, 2003	CARL B. KING Senior Vice President, Secretary and General Counsel

DETACH PROXY CARD HERE

STEWART & STEVENSON SERVICES, INC.
ANNUAL MEETING OF SHAREHOLDERS—JUNE 10, 2003
COMMON STOCK PROXY

This Proxy is Solicited on Behalf of the Board of Directors

        The undersigned hereby appoints Carl B. King and Rita M. Schaulat, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of Common Stock, without par value, of Stewart & Stevenson Services, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Doubletree Hotel, 2001 Post Oak Blvd., Houston, Texas at 10:00 a.m. on Tuesday, the 10th day of June, 2003 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

        This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the undersigned grants the Proxies discretionary authority with respect to the election of directors. Unless otherwise specified, this proxy will be voted FOR the election of all Nominees listed on the reverse side.

        Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Shareholders is hereby acknowledged.

(Please sign and date proxy on reverse side and return in enclosed envelope)

STEWART & STEVENSON SERVICES, INC. P.O. BOX 11285 NEW YORK, NY 10203-0285

The Board of Directors recommends a vote "For" the following nominees.

1.	Election of Directors	FOR all nominees listed below ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐	EXCEPTIONS ☐
Nominees: Michael L. Grimes, Monroe M. Luther, Charles R. Ofner
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
*Exceptions

The signature on this Proxy should correspond exactly with shareholder's name as printed to the left. In the case of joint tenancies, co-executors or co-trustees, both should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

Date	Share Owner sign here	Co-Owner sign here

QuickLinks

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES
VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
PERSONS NOMINATED FOR DIRECTOR WHOSE TERM WILL EXPIRE IN 2006
DIRECTORS WHOSE TERM EXPIRES IN 2004
DIRECTORS WHOSE TERM EXPIRES IN 2005
INDEPENDENT AUDITORS
PERFORMANCE OF STEWART & STEVENSON COMMON STOCK
REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY OF COMPENSATION
GRANTS AND EXERCISES OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
EQUITY COMPENSATION PLANS
OPTION GRANTS DURING FISCAL 2002
OPTION EXERCISES DURING FISCAL 2002 AND YEAR-END VALUES
TRANSACTIONS WITH MANAGEMENT AND CERTAIN BUSINESS RELATIONSHIPS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
FORM 10-K FOR FISCAL 2002
SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING
  EXHIBIT A
AUDIT COMMITTEE CHARTER OF STEWART & STEVENSON SERVICES, INC.
Relationships with Independent Auditors and the Internal Auditors
Annex A
STEWART & STEVENSON SERVICES, INC. ANNUAL MEETING OF SHAREHOLDERS—JUNE 10, 2003 COMMON STOCK PROXY